UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2017, Causeway International Opportunities Fund’s (the “Fund’s”) Institutional Class returned 22.82% and Investor Class returned 22.54% compared to the MSCI ACWI ex US Index (Gross) (“Index”) return of 20.15%. Since the Fund’s inception on December 31, 2009, its average annual total returns are 6.88% for the Institutional Class and 6.61% for the Investor Class compared to the Index’s average annual total return of 5.69%. At fiscal year-end, the Fund had net assets of $138 million.

Performance Review

Developed equity markets rose during the fiscal year as rising employment and improving consumer confidence data indicated a healthy global economy. Citing a strengthening labor market and increased consumer spending, the U.S. Federal Reserve indicated that it will start a process of quantitative tightening to reduce the size of its balance sheet. In Europe, stronger sales have driven corporate margin expansion, boosting expectations that a reduction in quantitative easing by the European Central Bank will begin in 2018. Europe has emerged from a few years of fiscal discipline in fairly good shape. This suggests diminishing risks to Eurozone economic and corporate profit growth in the months ahead.

Improving economic growth, brightening earnings outlooks, and favorable valuations within the emerging markets asset class lured investors during the fiscal year and helped the asset class outpace developed equity markets.

The best performing markets in our investable universe included Austria, Poland, Italy, Hungary, and Chile. The biggest laggards included Pakistan, Egypt, Qatar, Israel, and New Zealand. The best performing sectors in the Index were information technology, financials, and materials, while telecommunication services, consumer staples, and health care were the worst performing Index sectors.

For the fiscal year, Fund holdings in the banks, energy, materials, pharmaceuticals & biotechnology, and technology hardware & equipment industry groups contributed the most to the Fund’s performance relative to the Index. Holdings in the telecommunication services, food beverage & tobacco, transportation, and utilities industry groups, along with an underweight position in the semiconductors & semiconductor equipment industry group, offset some of the outperformance. The largest contributor to absolute return was banking & financial services company, UniCredit S.p.A. (Italy). Additional top contributors included paints & coatings producer, Akzo Nobel NV (Netherlands), automobile manufacturer, Volkswagen AG (Germany), electrical & electronic equipment manufacturer, Hitachi Ltd. (Japan), and luxury goods manufacturer & retailer, Compagnie Financiere Richemont (Switzerland). The biggest detractor from absolute return was baked goods food producer, Aryzta AG (Switzerland). Other notable detractors included telecommunication services provider, KDDI Corp. (Japan), shopping mall operator, Westfield Corp. (Australia), print & publishing company, RELX NV (Netherlands), and electric utility, Korea Electric Power Corp. (South Korea).

For the emerging markets portion of the Fund’s portfolio, we use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Of the factors we use to forecast alpha (performance in excess of the MSCI Emerging Markets Index), our bottom-up earnings growth factors demonstrated the strongest performance during the fiscal year. Our bottom-up valuation factors also were positive for

2	Causeway International Opportunities Fund

the period. Our technical factors, which measure six- and twelve-month price momentum, were relatively flat. Our top-down country factors were positive, and our macroeconomic and currency factors were flat during the fiscal year. Of our top-down factors, only our sector factors delivered negative performance.

Significant Portfolio Changes

In the developed markets portion of the Fund, our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest sales during the fiscal year included paints & coatings producer, Akzo Nobel NV (Netherlands) and banking & financial services company, BNP Paribas (France), along with three full sales from the Fund: integrated oil & gas company, Total (France), pharmaceutical giant, Sanofi (France), and print & publishing company, RELX NV (Netherlands). Significant purchases included four new additions to the Fund: crude oil & natural gas company, BP Plc (United Kingdom), pharmaceutical company, AstraZeneca Plc (United Kingdom), banking & financial services company, UniCredit S.p.A. (Italy), rail operator, Canadian Pacific Railway (Canada), along with an increased weight to power & automation technology company, ABB Ltd. (Switzerland).

The emerging markets portion of the Fund’s active exposure to several sectors and countries changed during the fiscal year as a result of our quantitative security selection process. We increased active weightings (compared to MSCI Emerging Markets Index weightings) to the financials and industrials sectors, and reduced active weightings to the consumer staples and energy sectors. Notable changes in the emerging markets portion of the Fund’s active country weightings included increases to exposure in China, Malaysia, and Turkey. We reduced exposure to Mexico, South Korea, and Brazil. Significant net purchases over the fiscal year included increased exposures to financial services firm, Sberbank (Russia), products & services provider for the electronic components industry, SK hynix Inc. (South Korea), and bank, China Construction Bank Corp. (China). The largest sales included reduced exposure to oil exploration & production giant, Gazprom Neft PJSC (Russia), automobile manufacturer, Tata Motors Ltd. (India), and integrated circuit manufacturer, Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan).

Equity Allocation Model Update

A proprietary quantitative equity allocation model assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: valuation, quality, macroeconomic, earnings growth, and risk aversion. Currently, our allocation factor categories are mixed on emerging markets and we are modestly underweight relative to the Index. Our valuation factor is currently neutral. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE Emerging Markets ETF Volatility Index (VXEEM), indicates investors’ appetite for risk is high, a negative indicator for our model. Our earnings growth factor is positive for emerging markets, indicating that the near-term earnings revisions profile of emerging markets is superior to that of developed markets. Our quality metrics, which include such measures as profit margins and return on equity, are positive for emerging markets. Our macroeconomic factor, which measures the slope of the global yield curve, is negative on emerging markets.

Causeway International Opportunities Fund	3

Investment Outlook

Cyclical stocks, overall, have received increased investor interest, likely associated with stable global growth. Prolonged loose monetary policies globally have flattened economic cycles, postponing the downturn in our view. Fiscal intervention by the Chinese government has delayed a deceleration of the world’s second largest economy. This benign backdrop has inspired investment risk taking. Downtrodden developed markets oil and gas stocks, especially the exploration and production companies, began a “re-rating” in September. Barring a breakdown in OPEC discipline, we currently expect the improvement in returns from this segment of the energy sector to continue. In this late stage global bull market, both developed and emerging markets appear to favor the price momentum stocks in popular areas such as information technology, with a particular premium on internet-related companies. In contrast, sectors lacking excitement include telecommunications services, which remains an area of interest for Causeway in Asia. Areas of undervaluation in developed equity markets are scarce and tend to have a common theme of operational missteps. We believe some of the most promising stocks globally represent “self-help” situations where company management has embarked (or will embark) on an extensive internal restructuring of operating and business lines, often leading to shareholder value enhancing disposals, cost cutting, and revenue growth opportunities. For example, management of a Japanese multinational conglomerate in the portfolio, which combines innovative fast-growing businesses with some poor performing subsidiaries in need of restructuring, has responded to shareholders and pursued a credible plan in an effort to enhance returns. The share price has rebounded this year in response. This experience is not universal, but there are many companies in a similar situation that pass our value screens. As a result, despite the fully valued developed equity markets, we are encouraged by accountable managements willing to embark on a series of operational improvements that should benefit shareholders in the months and years ahead.

Despite less favorable monetary policy from the United States and signs of investor complacency, we believe emerging markets equities continue to offer an appealing combination of growth and value investment opportunities. With economic growth and improved profitability likely to continue to attract emerging markets investors, we are encouraged by the performance of our bottom-up earnings growth factors. If investors remain acutely focused on corporate profitability, we would expect these factors to continue to demonstrate predictive power. This year, emerging markets equity investors have demonstrated thematic preferences for growth over value, economically defensive characteristics over economically cyclical characteristics, and large market capitalizations over small capitalizations. The Fund’s emerging markets positioning, with exposures to value, cyclicality, and small capitalization stocks, reflects our expectations that these premiums will return to more normalized levels. Although we cannot predict the exact timing of any reversion, we remain confident that our multi-factor investment process can position the Fund to take advantage of pricing inefficiencies and temporary market distortions, generating competitive returns for shareholders over full market cycles.

4	Causeway International Opportunities Fund

We thank you for your continued confidence in Causeway International Opportunities Fund.

September 30, 2017

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon
Portfolio Manager	Portfolio Manager

Arjun Jayaraman	MacDuff Kuhnert	Foster Corwith
Portfolio Manager	Portfolio Manager	Portfolio Manager

Alessandro Valentini	Joseph Gubler	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

Causeway International Opportunities Fund	5

Comparison of Change in the Value of a $10,000 Investment in Causeway International Opportunities Fund, Investor Class shares versus the MSCI All Country World Index ex US (Gross)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or redemptions of Fund shares.

* The inception date of Causeway International Opportunities Fund was December 31, 2009. The MSCI All Country World Index ex US (Gross) inception to date return is from December 31, 2009.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects expense reimbursements in effect. In the absence of such expense reimbursements, total return would be reduced. The contractual expense limits are in effect until January 31, 2018. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 26, 2017 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 1.12% and 1.37% for the Institutional Class and Investor Class, respectively and the Fund’s net ratios of expenses in relation to net assets were 1.07% and 1.32% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI All Country World Index ex US (Gross) is a free float-adjusted market capitalization weighted index, designed to measure the equity performance of developed and emerging markets excluding the U.S. market, consisting of 46 country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)*

September 30, 2017

Causeway International Opportunities Fund	Number of Shares	Value
COMMON STOCK
Australia — 0.7%
Westfield Corp.[1]	156,866	$965

Brazil — 0.6%
Banco BTG Pactual S.A.	15,597	93
Banco do Brasil SA	22,700	251
JBS SA	17,900	48
PPLA Participations Ltd.[2]	1,733	1
Qualicorp S.A.	20,100	238
Smiles S.A.	7,300	184

		815

Canada — 6.2%
Canadian Imperial Bank of Commerce	1,047	92
Canadian Pacific Railway Ltd.	14,147	2,376
Encana Corp.	249,554	2,938
Gildan Activewear Inc.	43,815	1,369
Manulife Financial Corp.	87,100	1,767

		8,542

China — 6.2%
Alibaba Group Holding Ltd. ADR[2]	7,200	1,244
Baidu Inc. ADR[2]	700	173
Bank of China Ltd., Class H	464,000	229
China Communications Construction Co. Ltd., Class H	172,000	215
China Construction Bank Corp., Class H	1,129,000	936
China Everbright Bank Co. Ltd., Class H	142,000	66
China Everbright International Ltd.	55,000	69
China Lodging Group Ltd. ADR[2]	2,000	238
China Lumena New Materials Corp.[2,3,4]	196,000	—
China Mobile Ltd.	20,000	203
China Mobile Ltd. ADR	6,900	349
China Petroleum & Chemical Corp., Class H	658,000	493
China Railway Construction Corp. Ltd., Class H	121,000	153

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway International Opportunities Fund	Number of Shares	Value
China — (continued)
China Railway Group Ltd., Class H	67,000	$55
Dongfeng Motor Group Co. Ltd., Class H	70,000	92
Fosun International Ltd.	83,000	175
Guangzhou Automobile Group Co. Ltd., Class H	114,000	264
Guangzhou R&F Properties Co. Ltd., Class H	133,200	309
JD.com Inc. ADR[2]	4,200	160
JinkoSolar Holding Co. Ltd. ADR[2]	1,100	27
KWG Property Holding Ltd.	93,000	99
NetEase Inc. ADR	300	79
New Oriental Education & Technology Group ADR	1,500	132
Ping An Insurance Group Co. of China Ltd., Class H	37,500	288
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	44,400	108
Shenzhen Investment Ltd.	182,000	83
Shimao Property Holdings Ltd.	72,000	156
Sinopharm Group Co. Ltd., Class H	4,000	18
Skyworth Digital Holdings Ltd.	173,915	89
TAL Education Group ADR	8,400	283
Tencent Holdings Ltd.	29,100	1,252
Xinyi Glass Holdings Ltd.[2]	88,000	87
YY Inc. ADR[2]	3,400	295
Zhejiang Expressway Co. Ltd., Class H	130,000	162

		8,581

Czech Republic — 0.0%
CEZ AS	2,613	52

France — 5.3%
ArcelorMittal[2]	14,505	374
BNP Paribas SA	15,098	1,218
Engie SA	128,877	2,189
Schneider Electric SE2	46,306	4,029

		7,810

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway International Opportunities Fund	Number of Shares	Value
Germany — 5.5%
BASF SE	32,973	$3,509
Linde AG	10,629	2,217
SAP SE	17,348	1,900

		7,626

Hungary — 0.1%
Richter Gedeon Nyrt	3,680	91

India — 2.0%
Adani Ports & Special Economic Zone Ltd.	39,739	229
Bank of Baroda	12,709	27
Bharat Electronics Ltd.	25,440	63
Biocon Ltd.	3,388	17
Cipla Ltd.	6,766	61
Dishman Carbogen Amcis Ltd.[2]	25,085	130
Dr Reddy’s Laboratories Ltd.	2,843	101
Hindalco Industries Ltd.	89,765	331
Hindustan Petroleum Corp. Ltd.	46,443	303
Housing Development & Infrastructure Ltd.[2]	12,633	11
ICICI Bank Ltd. ADR	34,540	295
Indian Oil Corp. Ltd.	32,388	199
Oil & Natural Gas Corp. Ltd.	14,311	37
Reliance Capital Ltd.	10,313	93
Reliance Home Finance Ltd.[2]	10,313	16
Reliance Infrastructure Ltd.	19,325	138
Rural Electrification Corp. Ltd.	37,319	87
Sintex Industries Ltd.	125,325	51
Sintex Plastics Technology Ltd.[2]	37,134	52
Tata Steel Ltd.	26,907	269
UPL Ltd.	8,292	99
Vedanta Ltd.	23,786	114

		2,723

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway International Opportunities Fund	Number of Shares	Value
Indonesia — 0.2%
Bank Negara Indonesia Persero Tbk PT	115,400	$63
Indofood Sukses Makmur Tbk PT	224,800	141
Telekomunikasi Indonesia Persero Tbk PT	79,600	28

		232

Ireland — 0.1%
Allied Irish Banks PLC	34,218	206

Italy — 1.8%
UniCredit SpA[2]	118,117	2,516

Japan — 10.7%
East Japan Railway Co.	27,400	2,529
Hitachi Ltd.	283,000	1,994
Japan Airlines Co. Ltd.	73,800	2,497
KDDI Corp.	108,100	2,850
Komatsu Ltd.	74,800	2,128
Sumitomo Mitsui Financial Group Inc.	32,600	1,252
Takeda Pharmaceutical Co. Ltd.	27,100	1,497

		14,747

Malaysia — 0.5%
AirAsia Bhd	174,900	143
CIMB Group Holdings Bhd	87,700	131
Malayan Banking Bhd	115,700	261
Tenaga Nasional Bhd	64,500	219

		754

Mexico — 0.2%
Alfa SAB de CV, Class A	33,200	42
Arca Continental SAB de CV	7,500	51
Gruma SAB de CV, Class B	4,030	59
Kimberly-Clark de Mexico SAB de CV, Class A	45,100	92

		244

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway International Opportunities Fund	Number of Shares	Value
Netherlands — 2.3%
Akzo Nobel NV	28,107	$2,595
ING Groep NV	31,765	586

		3,181

Philippines — 0.0%
Universal Robina Corp.	13,470	40

Poland — 0.3%
PGE Polska Grupa Energetyczna SA2	31,779	116
Polski Koncern Naftowy Orlen SA	2,167	72
Powszechny Zaklad Ubezpieczen SA	15,051	190

		378

Qatar — 0.1%
Barwa Real Estate Co.	11,676	103

Russia — 1.2%
Lukoil PJSC ADR	5,731	303
Mobile Telesystems ADR	13,700	143
PhosAgro OAO GDR	5,579	80
Sberbank of Russia ADR	55,087	784
Surgutneftegas OAO ADR	19,672	100
Tatneft PAO ADR	1,550	66
X5 Retail Group NV GDR[2]	2,903	130

		1,606

South Africa — 0.6%
Barloworld Ltd.	14,809	136
FirstRand Ltd.	6,339	25
Liberty Holdings Ltd.	4,468	35
Mediclinic International PLC	7,625	66
MMI Holdings Ltd.	67,518	86
Naspers Ltd., Class N	1,286	278
Nedbank Group Ltd.	4,271	64
Novus Holdings Ltd.	444	—

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway International Opportunities Fund	Number of Shares	Value
South Africa — (continued)
Redefine Properties Ltd.[1]	85,105	$67
Sibanye Gold Ltd.	34,994	39
Vodacom Group Ltd.	3,050	36

		832

South Korea — 3.7%
Amorepacific Corp.	276	63
Dongbu Insurance Co. Ltd.	1,275	81
Hana Financial Group Inc.	8,553	353
Hanwha Corp.	3,141	121
Hyundai Marine & Fire Insurance Co. Ltd.	3,753	149
Hyundai Mobis	394	83
KB Financial Group Inc.	6,145	301
Kia Motors Corp.	5,151	142
Korea Electric Power Corp.	4,567	155
KT&G Corp.	793	73
LG Corp.	3,626	255
LG Display Co. Ltd.	3,888	104
LG Household & Health Care Ltd.	66	54
NongShim Co. Ltd.	15	4
POSCO	844	234
Samsung Electronics Co. Ltd.	797	1,784
SK Hynix Inc.	10,814	783
SK Innovation Co. Ltd.	475	82
SK Telecom Co. Ltd.	1,086	242
Woori Bank	3,268	51

		5,114

Spain — 0.6%
CaixaBank SA	174,018	872

Sweden — 0.8%
Alfa Laval AB	47,267	1,154

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway International Opportunities Fund	Number of Shares	Value
Switzerland — 10.1%
ABB Ltd.	129,483	$3,201
Aryzta AG2	29,280	900
Cie Financiere Richemont SA	30,878	2,822
Novartis AG	31,473	2,694
Roche Holding AG	10,243	2,615
Zurich Insurance Group AG	5,557	1,695

		13,927

Taiwan — 2.4%
Arcadyan Technology Corp.	16,000	26
Catcher Technology Co. Ltd.	21,000	196
Cathay Financial Holding Co. Ltd.	137,000	218
Chicony Electronics Co. Ltd.	418	1
Compal Electronics Inc.	118,000	84
Compeq Manufacturing Co. Ltd.	137,000	149
Coretronic Corp.	48,800	57
CTBC Financial Holding Co. Ltd.	229,000	143
FLEXium Interconnect Inc.	36,732	140
Formosa Chemicals & Fibre Corp.	10,000	30
Highwealth Construction Corp.	26,000	34
HON HAI Precision Industry Co. Ltd.	193,365	670
Inventec Corp.	93,000	69
Lite-On Technology Corp.	82,896	118
Micro-Star International Co. Ltd.	18,000	39
Pegatron Corp.	98,000	254
Powertech Technology Inc.	86,000	248
President Chain Store Corp.	6,000	51
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	16,000	601
TTY Biopharm Co. Ltd.	5,000	15
WPG Holdings Ltd.	74,000	98
Yuanta Financial Holding Co. Ltd.	166,000	71

		3,312

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway International Opportunities Fund	Number of Shares	Value
Thailand — 1.0%
Bangchak Corp. PCL	81,300	$98
Bangkok Dusit Medical Services PCL	104,200	64
Bangkok Expressway & Metro PCL	18	—
Charoen Pokphand Foods PCL	178,000	143
Krung Thai Bank PCL	277,300	156
PTT PCL	44,300	542
Sansiri PCL	964,600	66
Thai Oil PCL	41,200	114
Thanachart Capital PCL	99,200	145

		1,328

Turkey — 0.5%
Tekfen Holding AS	37,354	123
Turk Traktor ve Ziraat Makineleri AS	1,699	37
Turkcell Iletisim Hizmetleri AS	84,980	302
Turkiye Is Bankasi, Class C	136,128	259

		721

United Arab Emirates — 0.2%
DAMAC Properties Dubai Co. PJSC	166,078	172
Dubai Islamic Bank PJSC	49,735	82
First Abu Dhabi Bank PJSC	16,767	47

		301

United Kingdom — 25.7%
AstraZeneca PLC	44,103	2,928
Aviva PLC	321,891	2,219
Balfour Beatty PLC	263,955	952
Barclays PLC	1,359,179	3,521
BHP Billiton PLC	47,114	830
BP PLC	498,661	3,189
British American Tobacco PLC	63,583	3,981
Carnival PLC	27,355	1,739
Cobham PLC[2]	694,779	1,356

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway International Opportunities Fund	Number of Shares	Value
United Kingdom — (continued)
Diageo PLC	36,010	$1,184
GlaxoSmithKline PLC	118,202	2,358
Lloyds Banking Group PLC	1,687,524	1,532
Micro Focus International PLC	18,305	586
Prudential PLC	75,284	1,802
Royal Dutch Shell PLC, Class B	129,640	3,986
SSE PLC	80,922	1,515
Vodafone Group PLC	652,801	1,826

		35,504

Total Common Stock
(Cost $109,043) — 90.0%		124,277

PREFERRED STOCK
Germany — 3.7%
Volkswagen AG	31,261	5,099

Total Preferred Stock
(Cost $4,228) — 3.7%		5,099

EXCHANGE TRADED FUND
Vanguard FTSE Emerging Markets ETF	54,000	2,353

Total Exchange Traded Fund
(Cost $2,349) — 1.7%		2,353

PREFERENCE STOCK
Brazil — 0.8%
Bradespar SA	34,800	265
Braskem SA	6,100	82
Cia Energetica de Sao Paulo	100	—
Cia Paranaense de Energia	11,100	98
Itausa — Investimentos Itau SA	80,723	282
Petroleo Brasileiro SA, Class A ADR[2]	4,900	47
Suzano Papel e Celulose SA, Class A	13,200	76
Vale SA, Class B ADR	17,000	159

		1,009

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2017

Causeway International Opportunities Fund	Number of Shares	Value
South Korea — 0.1%
LG Chemical Ltd.	531	$118

Total Preference Stock
(Cost $762) — 0.9%		1,127

SHORT-TERM INVESTMENT
Invesco Short-Term Investments Trust: Government & Agency Portfolio, Institutional Class, 0.930%**	3,899,950	3,900

Total Short-Term Investment
(Cost $3,900) — 2.8%		3,900

Total Investments — 99.1%
(Cost $120,282)		136,756

Other Assets in Excess of Liabilities — 0.9%		1,275

Net Assets — 100.0%		$138,031

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
1	Real Estate Investment Trust.
2	Non-income producing security.
3	Securities considered illiquid. The total market value of such securities as of September 30, 2017 was $— and represented 0.0% of net assets.
4	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FTSE	Financial Times London Stock Exchange
GDR	Global Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Opportunities Fund

SECTOR DIVERSIFICATION

As of September 30, 2017, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Financials	21.3%	0.0%	0.2%	21.5%

Industrials	16.1	0.0	0.0	16.1

Energy	11.6	0.0	0.0	11.6

Consumer Discretionary	5.9	3.7	0.0	9.6

Health Care	9.4	0.0	0.0	9.4

Information Technology	9.4	0.0	0.0	9.4

Materials	5.2	0.0	0.6	5.8

Telecommunication Services	4.3	0.0	0.0	4.3

Utilities	3.2	0.0	0.1	3.3

Consumer Staples	2.1	0.0	0.0	2.1

Real Estate	1.5	0.0	0.0	1.5

Total	90.0	3.7	0.9	94.6

Exchange Traded Funds				1.7

Short-Term Investment				2.8

Other Assets in Excess of Liabilities				0.9

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	17

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

9/30/17
ASSETS:
Investments at Value (Cost $120,282)	$136,756
Cash	3
Foreign Currency (Cost $134)	134
Receivable for Fund Shares Sold	1,123
Receivable for Dividends	269
Receivable for Tax Reclaims	246
Receivable for Investment Securities Sold	91
Prepaid Expenses	11

Total Assets	138,633

LIABILITIES:
Payable for Investment Securities Purchased	355
Payable Due to Adviser	78
Accrued Foreign Capital Gains Tax on Appreciated Securities	27
Payable for Fund Shares Redeemed	20
Payable for Shareholder Service Fees — Investor Class	4
Payable Due to Administrator	3
Payable for Trustees’ Fees	1
Other Accrued Expenses	114

Total Liabilities	602

Net Assets	$138,031

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$131,160
Undistributed Net Investment Income	1,660
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(11,244)
Net Unrealized Appreciation on Investments	16,474
Accrued Foreign Capital Gains Tax on Appreciated Securities	(27)
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	8

Net Assets	$138,031

Net Asset Value Per Share (based on net assets of $130,356,890 ÷ 9,308,282 shares) — Institutional Class	$14.00

Net Asset Value Per Share (based on net assets of $7,674,421 ÷ 552,045 shares) — Investor Class	$13.90

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

18	Causeway International Opportunities Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/16 to 9/30/17
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $262)	$2,984

Total Investment Income	2,984

EXPENSES:
Investment Advisory Fees	809
Custodian Fees	191
Transfer Agent Fees	60
Professional Fees	58
Administration Fees	30
Registration Fees	29
Printing Fees	27
Pricing Fees	19
Line of Credit	14
Shareholder Service Fees — Investor Class	12
Trustees’ Fees	4
Other Fees	4

Total Expenses	1,257

Waiver of Investment Advisory Fees	(178)

Total Waiver and Reimbursement	(178)

Net Expenses	1,079

Net Investment Income	1,905

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	835
Net Realized Loss from Foreign Currency Transactions	(49)
Net Change in Unrealized Appreciation on Investments	17,328
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(3)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	3

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	18,114

Net Increase in Net Assets Resulting from Operations	$20,019

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	19

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/01/16 to 9/30/17	10/01/15 to 9/30/16
OPERATIONS:
Net Investment Income	$1,905	$2,790
Net Realized Gain (Loss) on Investments	835	(11,560)
Net Realized Loss from Foreign Currency Transactions	(49)	(1)
Net Change in Unrealized Appreciation on Investments	17,328	11,047
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(3)	(24)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	3	8

Net Increase in Net Assets Resulting From Operations	20,019	2,260

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(2,896)	(1,697)
Investor Class	(115)	(35)

Total Dividends from Net Investment Income	(3,011)	(1,732)

Distributions from Net Capital Gains:
Institutional Class	—	(320)
Investor Class	—	(8)

Total Distributions from Net Capital Gains	—	(328)

Total Dividends and Distributions to Shareholders	(3,011)	(2,060)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	14,736	(12,776)
Redemption Fees(2)	6	1

Total Increase (Decrease) in Net Assets	31,750	(12,575)

NET ASSETS:
Beginning of Year	106,281	118,856

End of Year	$138,031	$106,281

Undistributed Net Investment Income	$1,660	$2,711

(1)	See Note 7 in Notes to Financial Statements.
(2)	See Note 2 in Notes to Financial Statements.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway International Opportunities Fund

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FINANCIAL HIGHLIGHTS

For the fiscal years ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)		Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND†
Institutional
2017	11.85	0.24	2.36		2.60	(0.45)	—	(0.45)	—	(1)
2016	11.55	0.24	0.25	(2)	0.49	(0.16)	(0.03)	(0.19)	—	(1)
2015	13.61	0.21	(1.78)		(1.57)	—	(0.49)	(0.49)	—	(1)
2014	13.11	0.12	0.58		0.70	(0.13)	(0.07)	(0.20)	—
2013	11.15	0.24	1.99		2.23	(0.25)	(0.02)	(0.27)	—
Investor
2017	11.77	0.24	2.31		2.55	(0.42)	—	(0.42)	—	(1)
2016	11.47	0.20	0.27	(2)	0.47	(0.14)	(0.03)	(0.17)	—	(1)
2015	13.56	0.20	(1.80)		(1.60)	—	(0.49)	(0.49)	—
2014	13.07	0.11	0.55		0.66	(0.10)	(0.07)	(0.17)	—
2013	11.12	0.08	2.11		2.19	(0.22)	(0.02)	(0.24)	—

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(2)	The amount shown for the year ended September 30, 2016, for a share outstanding throughout the year does not accord with the aggregate net gains on investments for that year because of the timing of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(3)	In October 2014, the Fund converted from a fund of funds to direct investing in securities and, since that time, no longer invests in and is no longer subject to the fees and expenses of other Causeway Funds. At the same time, and following shareholder approval of a new investment advisory agreement, the Fund became subject to an investment advisory fee and entered into a new Expense Limit Agreement with the Adviser that limits expenses at a higher level than previously applicable to the Fund.
(4)	Portfolio turnover rate includes transactions related to the Fund’s conversion from a fund of funds investing in other Causeway Funds to direct investing in securities in October 2014.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway International Opportunities Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

14.00	22.82	130,357	1.05		1.23	1.88	62
11.85	4.27	103,665	1.05		1.10	2.10	63
11.55	(11.83)	115,881	1.02	(3)	1.17	1.64	37	(4)
13.61	5.39	76,848	0.11		0.38	0.88	33
13.11	20.22	42,476	0.11		0.62	2.00	7

13.90	22.54	7,674	1.30		1.44	1.86	62
11.77	4.07	2,616	1.30		1.35	1.72	63
11.47	(12.11)	2,975	1.28	(3)	1.44	1.56	37	(4)
13.56	5.08	1,338	0.36		0.63	0.80	33
13.07	19.95	1,684	0.36		0.88	0.65	7

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	23

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

24	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market or a designated exchange-traded fund that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar asset or liability in active markets, quoted prices for identical or similar asset or liability in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2017(000):

Investments in Securities	Level 1	Level 2†	Level 3††		Total
Common Stock
Australia	$965	$—	$—		$965
Brazil	815	—	—		815
Canada	8,542	—	—		8,542
China	8,581	—	—	*	8,581
Czech Republic	52	—	—		52
France	7,810	—	—		7,810
Germany	7,626	—	—		7,626
Hungary	91	—	—		91
India	2,723	—	—		2,723
Indonesia	232	—	—		232
Ireland	206	—	—		206
Italy	2,516	—	—		2,516
Japan	14,747	—	—		14,747
Malaysia	754	—	—		754
Mexico	244	—	—		244
Netherlands	3,181	—	—		3,181
Philippines	40	—	—		40
Poland	378	—	—		378
Qatar	—	103	—		103
Russia	1,606	—	—		1,606
South Africa	832	—	—		832
South Korea	5,114	—	—		5,114
Spain	872	—	—		872
Sweden	1,154	—	—		1,154
Switzerland	13,927	—	—		13,927
Taiwan	3,312	—	—		3,312

Causeway International Opportunities Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

Investments in Securities	Level 1	Level 2†	Level 3††	Total
Thailand	$—	$1,328	$—	$1,328
Turkey	721	—	—	721
United Arab Emirates	47	254	—	301
United Kingdom	35,504	—	—	35,504

Total Common Stock	122,592	1,685	—	124,277

Preferred Stock	5,099	—	—	5,099

Exchange Traded Fund	2,353	—	—	2,353

Preference Stock
Brazil	1,009	—	—	1,009
South Korea	118	—	—	118

Total Preference Stock	1,127	—	—	1,127

Short-Term Investment	3,900	—	—	3,900

Total Investments in Securities	$135,071	$1,685	$—	$136,756

†	Holdings represent securities trading outside the United States, the values of which were adjusted due to market closures and/or due to “foreign line” securities using “local line” prices. Securities with a value of $83,318 (000), which represented 60.4% of the net assets of the Fund, transferred from Level 2 to Level 1 at fiscal year end since the prior fiscal year end, primarily due to market movements following the close of local trading that triggered the fair valuation of certain securities at the beginning of the fiscal year but did not trigger fair valuation at the end of fiscal year. Securities with a value of $145 (000), which represented 0.1% of the net assets of the Fund, transferred from Level 1 to Level 2 at the fiscal year end since the prior fiscal year end, primarily due to market movements following the close of local trading that did not trigger the fair valuation of certain securities at the beginning of the fiscal year but triggered fair valuation at the end of the fiscal year.

††	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade in a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the fiscal year ended September 30, 2017, no securities transferred in or out of Level 3. Transfers between levels are recognized at period end.

For the fiscal year ended September 30, 2017, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

26	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The

Causeway International Opportunities Fund	27

NOTES TO FINANCIAL STATEMENTS

(continued)

redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2017, the Institutional Class and Investor Class retained $6,055 and $1 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the fiscal year ended September 30, 2017, the Fund received commission recapture payments of $2,083.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2018 to waive its fee and to the extent necessary, reimburse the Fund to the extent necessary to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2017, the Adviser waived fees of $177,897. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2017, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

28	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

As of September 30, 2017, approximately $377 thousand of the net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2017, for the Fund were as follows:

Purchases (000)	Sales (000)
$72,946	$62,551

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2017, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $27,005.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to passive foreign investment

Causeway International Opportunities Fund	29

NOTES TO FINANCIAL STATEMENTS

(continued)

companies and foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2017 (000):

Undistributed Net Investment Income	Accumulated Net Realized Gain
$55	$(55)

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2017	$3,011	$—	$3,011
2016	1,847	213	2,060

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,906
Capital Loss Carryforwards	(10,351)
Unrealized Appreciation	15,316

Total Distributable Earnings	$6,871

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows:

Short-Term post-enactment Loss	Long-Term post-enactment Loss	Total
$2,625	$7,726	$10,351

At September 30, 2017, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$121,421	$18,228	$2,885	$15,343

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2017		Fiscal Year Ended September 30, 2016
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	3,412	$44,168	3,927	$45,852
Shares Issued in Reinvestment of Dividends and Distributions	253	2,872	171	2,016
Shares Redeemed	(3,105)	(36,352)	(5,385)	(60,209)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	560	10,688	(1,287)	(12,341)

30	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

	Fiscal Year Ended September 30, 2017		Fiscal Year Ended September 30, 2016
	Shares	Value	Shares	Value
Investor Class
Shares Sold	407	$5,015	42	$469
Shares Issued in Reinvestment of Dividends and Distributions	10	115	4	43
Shares Redeemed	(87)	(1,082)	(83)	(947)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	330	4,048	(37)	(435)

Net Increase (Decrease) in Shares Outstanding from Capital Share Transactions	890	$14,736	(1,324)	$(12,776)

8.	Significant Shareholder Concentration

As of September 30, 2017, six of the Fund’s shareholders of record owned 91% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund.

Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, and Amendment No. 2, dated as of February 22, 2017, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2018. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. For the year ended September 30, 2017, the Fund had average borrowings of $10 million over a

Causeway International Opportunities Fund	31

NOTES TO FINANCIAL STATEMENTS

(concluded)

period of four days at a weighted average interest rate of 2.04%. Interest accrued on the borrowing during the year was $2,827. As of September 30, 2017, there were no borrowings outstanding made under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

32	Causeway International Opportunities Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the

Causeway International Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Causeway International Opportunities Fund (constituting a portfolio of Causeway Capital Management Trust, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 28, 2017

Causeway International Opportunities Fund	33

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2018. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2017, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	1.77%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
100.00%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2017, amounted to $217,666 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ended September 30, 2017. In addition, for the fiscal year ended September 30, 2017, gross income derived from sources within foreign countries amounted to $3,218,067 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

34	Causeway International Opportunities Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 56	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 55	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 56	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	6	Independent Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 51	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	6	None

Causeway International Opportunities Fund	35

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 55	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 42	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 49	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 46	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 56	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (since 8/01)	Chief Operating Officer and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Lisa Whittaker[5] One Freedom Valley Drive Oaks, PA 19456 Age: 39	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

36	Causeway International Opportunities Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2017, the Trust Complex consisted of one investment company with six portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, the Global Absolute Return Fund, and the International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway International Opportunities Fund	37

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2017 to September 30, 2017).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

38	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,127.10	1.05%	$5.60

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.80	1.05%	$5.32
Causeway International Opportunities Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,124.60	1.30%	$6.93

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.54	1.30%	$6.59

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Causeway International Opportunities Fund	39

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 7, 2017, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Opportunities Fund (the “Fund”) for a twelve-month period beginning September 20, 2017. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 5, 2017, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed information prepared by Morningstar, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees received and reviewed additional materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 7, 2017 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

40	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2017, compared to the results of the MSCI All Country World Index ex U.S. (Gross), the median of the mutual funds included in the Morningstar Foreign Large Blend category, and the median of the funds in a peer group selected by Morningstar. They noted that, consistent with Morningstar’s practice, the Morningstar 15(c) Report focused on one class of shares — the Institutional Class — and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. They noted that the Institutional Class had outperformed its Morningstar peer group median for the prior one-year period, and had underperformed its peer group for the prior three-year and five-year periods. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 80 basis points per annum compared to a median of 80 basis points for its Morningstar peer group and a range of 58 – 110 basis points for the funds in its peer group. They noted that the Fund’s Institutional Class annual expense ratio, after application of the Adviser’s expense limit agreement, was 8 basis points above the median of the funds in its Morningstar peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2017 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, and had declined from the prior year. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Causeway International Opportunities Fund	41

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund, and that the estimated profitability of the Fund had declined from the prior year. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 5, 2017 and August 7, 2017 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 7, 2017 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2017.

42	Causeway International Opportunities Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-004-0800

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2017, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2017 and 2016 were as follows:

	2017	2016
(a) Audit Fees	$235,010	$225,970
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$53,280	$58,577
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2017, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $609,843. For the fiscal year ended September 30, 2015, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $486,606.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 8, 2017

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 8, 2017

*	Print the name and title of each signing officer under his or her signature.